Exhibit 99.5
Northrim Announces Agreement to Acquire People’s Bank of Commerce
All,
Today, we announced our intent to acquire PBCO Financial Corporation, the parent company of People’s Bank of Commerce, a community bank serving Southern Oregon and the Willamette Valley. The proposed transaction represents an important step in Northrim’s long-term growth strategy and expands our community banking footprint beyond Alaska.
Like Northrim, People’s Bank is a relationship-focused community business bank with a strong commitment to customer service, local decision-making, and community involvement. As a combined organization, this is expected to create additional capacity to invest in our people, technology, customer experience, and the communities we serve.
Importantly, this partnership will not change who we are. Northrim will remain headquartered in Alaska, and our commitment to serving our neighbors and the businesses in Alaska remains unchanged. People’s Bank’s 11 branches will continue serving their communities with their existing local team, operating under the Northrim name following the completion of the acquisition.
At the All Employee Meeting tomorrow, we will share more information about the acquisition and timeline moving forward. There will also be an opportunity for the executive group to answer questions, so please submit any questions you have to the Marketing Mailbox.
Read the full press release here.
Caution Regarding Forward-Looking Statements
This communication relating to the proposed all-stock merger (the “merger”) by which Northrim BanCorp, Inc. (“Northrim”) will acquire PBCO Financial Corporation (“PBCO”) pursuant to an Agreement and Plan of Merger dated July 22, 2026 (the “merger agreement”) contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act. Factors, among others, that could cause actual results and events to differ materially from those expressed or implied in any forward-looking statement include: (1) the required regulatory approvals, the Northrim and PBCO shareholder approvals, satisfaction of other closing conditions, integration of PBCO with Northrim, and anticipated benefits of the merger may not be achieved or may be more difficult, time-consuming or costly than expected; (2) customer and employee relationships and business operations may be disrupted, or challenging to maintain; (3) the merger may not occur when expected; and (4) management’s attention may be diverted; as well as the risks described in Northrim’s Annual Report on Form 10-K for the year ended December 31, 2025 and Northrim’s other filings with the SEC. Except as required by law, Northrim is not obligated to update any forward-looking statement as a result of new information, future events, or otherwise.

Additional Information and Where to Find It
Northrim will file a registration statement on Form S-4 with the SEC that will include a joint proxy statement of Northrim and PBCO and that also constitutes a prospectus of Northrim. After the registration statement is declared effective by the SEC, each of Northrim and PBCO will mail a definitive proxy statement/prospectus to its respective shareholders. Before making any voting decision, the shareholders of each of Northrim and PBCO are advised to read the joint proxy statement/prospectus when it becomes available because it will contain important information about Northrim, PBCO, the merger agreement and the merger. When filed, this document and other documents filed by Northrim can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge through Northrim’s investor relations website at https://ir.northrim.com by clicking on “SEC Filings” under the “Financials” tab. Alternatively, these documents, when available, can be obtained free of charge from Northrim upon written request to Northrim, Attn: Investor Relations, PO Box 241489, Anchorage, Alaska 99524-1489 or by calling (907) 562-0062. The contents of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus.

Participants in the Solicitation
This communication does not constitute a solicitation of proxy, an offer to sell or a solicitation of an offer to sell any securities. Northrim, PBCO, and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Northrim and PBCO in connection with the proposed merger. Information about the directors and executive officers of PBCO and Northrim will be included in the joint proxy statement/prospectus filed with the SEC. These documents (when available) may be obtained free of charge in the manner described above under “Additional Information and Where to Find It.” Information about such directors and executive officers of Northrim and their direct or indirect interests, by security holdings or otherwise, can be found in Northrim’s proxy statement in connection with its 2026 annual meeting of shareholders, as filed with the SEC on April 14, 2026, and other documents subsequently filed by Northrim with the SEC. To the extent holdings of common stock by Northrim’s directors or executive officers have changed since the amounts set forth in such proxy statement, such changes have been or will be reflected in filings with the SEC on Forms 3, 4, and 5. These documents can be obtained free of charge in the manner described above under “Additional Information and Where to Find It.”

Frequently Asked Questions for Northrim Employees

Q: What is happening between People’s Bank and Northrim Bank?
Both parties have entered into a definitive agreement as of July 22, 2026, for Northrim Bancorp, Inc., the holding company of Northrim Bank, to acquire PBCO Financial Corporation, the holding company of People’s Bank. People’s Bank and Northrim Bank are merging to create a stronger and better community bank. Joining with Northrim is expected to enhance the current product offering to People’s Bank customers, employees and shareholders. In addition, the merger of both banks will provide added convenience, enhanced products and services, and higher lending limits to customers.

Q: Why now, why is Northrim expanding outside of Alaska?
Expanding outside of Alaska is an important step in Northrim’s long-term growth strategy and complements the diversification of our existing operations in the Lower 48 that we already enjoy with Northrim Funding Services, Sallyport and Residential Mortgage. The banking industry requires greater size and scale to remain competitive, and this merger is intended to provide enhanced products and support for our customers. The combined organization will also provide more opportunities for our employees. We believe this strategic move will benefit all four of our stakeholder groups: employees, customers, communities and shareholders.

Q: When will the acquisition be complete?
Timing for completing the merger will depend on many factors, including the approval of shareholders and approval by the banking regulators. Entering into a definitive agreement with Northrim is just the first step in the process and follows a period of several months of confidential due diligence. The goal is to merge as soon as November 2026, or in the first quarter of 2027. Once the transaction is complete and People’s Bank has merged with Northrim Bank, People’s Bank will continue to operate under the People’s Bank name until all systems and operations are fully integrated into Northrim Bank, which is scheduled to occur late in 2027.

Q: How are People’s Bank and Northrim Bank alike?
This is an excellent opportunity to combine two well-respected community banks that share a deep commitment to our customers and local communities. We both maintain similar core values of relationship banking, local expertise and customer first service. This merger is intended to allow us to invest more in our people, technology, customer experience, and community organizations, while preserving the personalized service and local decision-making that have defined our two banks for decades.

Q: Will People’s Bank change its name to Northrim Bank?
Yes, after the full integration of People’s Bank and Northrim Bank operations has occurred. This will be reflected in the branding and signage. The Steelhead operation will retain its name and become part of Northrim’s Specialty Finance division.

Q: How will People’s Bank accounts and systems be integrated into Northrim?
The integration of different systems will occur gradually over time. The conversion of People’s Bank’s core operating system, CSI Core, is expected to take place sometime in late 2027. Our teams will work closely with each other to ensure that all accounts and systems integration are done as smoothly as possible.

Q: What will happen to People’s Bank branches?
There will be no immediate effect on People’s Bank branch locations. After the full integration of People’s Bank and Northrim Bank operations has occurred, these locations will become Northrim Bank branches.

Q: What will happen to the People’s Bank employees?
Most People’s Bank employees and reporting structure will remain unchanged. People’s Bank employees will be essential in creating a smooth transition during the merger and Northrim Bank is looking forward to welcoming these employees to the combined company.

Q: What will happen to the executive team of People’s Bank?
Certain members of the executive team at People’s will continue as employees of Northrim after the merger is completed. Julia Beattie will continue to lead the Oregon banking operation under Northrim.

Q: Will any members of the PBCO board of directors join the Northrim board?
Yes, there will be one member from the PBCO board that will join the Northrim board of directors. That person will be mutually agreed upon by existing directors of both boards.

Q: How will this impact the communities in Oregon? Will Northrim continue to support local organizations and invest in communities?
Northrim and People’s Bank share a similar approach to community involvement. Northrim will likely increase investments in the communities that People’s Bank serves.

Q: What should we do if contacted by a news reporter or member of the press?
Please refer any press inquiries to Kari Skinner or any member of the Executive Team.

Q: What should we say to customers, friends or family members asking about the merger?
Please refer to these FAQs. Northrim customers will continue to bank as they normally do. If you have any further questions, please reach out to Kari Skinner or any member of the Executive Team

Q: Will there be new opportunities or roles created with Northrim’s acquisition of People’s Bank?
While the merger may not initially create new roles, it will create greater visibility into career opportunities as employees will now have access to open positions across both the Oregon and Alaska markets. Continued growth in the company may also result in additional opportunities.

Caution Regarding Forward-Looking Statements
This communication relating to the proposed all-stock merger (the “merger”) by which Northrim BanCorp, Inc. (“Northrim”) will acquire PBCO Financial Corporation (“PBCO”) pursuant to an Agreement and Plan of Merger dated July 22, 2026 (the “merger agreement”) contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act. Factors, among others, that could cause actual results and events to differ materially from those expressed or implied in any forward-looking statement include: (1) the required regulatory approvals, the Northrim and PBCO shareholder approvals, satisfaction of other closing conditions, integration of PBCO with Northrim, and anticipated benefits of the merger may not be achieved or may be more difficult, time-consuming or costly than expected; (2) customer and employee relationships and business operations may be disrupted, or challenging to maintain; (3) the merger may not occur when expected; and (4) management’s attention may be diverted; as well as the risks described in Northrim’s Annual Report on Form 10-K for the year ended December 31, 2025 and Northrim’s other filings with the SEC. Except as required by law, Northrim is not obligated to update any forward-looking statement as a result of new information, future events, or otherwise.

Additional Information and Where to Find It
Northrim will file a registration statement on Form S-4 with the SEC that will include a joint proxy statement of Northrim and PBCO and that also constitutes a prospectus of Northrim. After the registration statement is declared effective by the SEC, each of Northrim and PBCO will mail a definitive proxy statement/prospectus to its respective shareholders. Before making any voting decision, the shareholders of each of Northrim and PBCO are advised to read the joint proxy statement/prospectus when it becomes available because it will contain important information about Northrim, PBCO, the merger agreement and the merger. When filed, this document and other documents filed by Northrim can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge through Northrim’s investor relations website at https://ir.northrim.com by clicking on “SEC Filings” under the “Financials” tab. Alternatively, these documents, when available, can be obtained free of charge from Northrim upon written request to Northrim, Attn: Investor Relations, PO Box 241489, Anchorage, Alaska 99524-1489 or by calling (907) 562-0062. The contents of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus.

Participants in the Solicitation
This communication does not constitute a solicitation of proxy, an offer to sell or a solicitation of an offer to sell any securities. Northrim, PBCO, and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Northrim and PBCO in connection with the proposed merger. Information about the directors and executive officers of PBCO and Northrim will be included in the joint proxy statement/prospectus filed with the SEC. These documents (when available) may be obtained free of charge in the manner described above under “Additional Information and Where to Find It.” Information about such directors and executive officers of Northrim and their direct or indirect interests, by security holdings or otherwise, can be found in Northrim’s proxy statement in connection with its 2026 annual meeting of shareholders, as filed with the SEC on April 14, 2026, and other documents subsequently filed by Northrim with the SEC. To the extent holdings of common stock by Northrim’s directors or executive officers have changed since the amounts set forth in such proxy statement, such changes have been or will be reflected in filings with the SEC on Forms 3, 4, and 5. These documents can be obtained free of charge in the manner described above under “Additional Information and Where to Find It.”